UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2019
COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
1200 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01 Other Events.

The shelf registration statement (the “Shelf”) on Form S-3 (and the related prospectus) of Comstock Mining Inc. (the “Company”) was declared effective by the SEC on March 7, 2019 (File No. 333-229890). As previously announced, on February 18, 2019, the Company entered into a new equity purchase agreement, as amended (the “Sales Agreement”), by and between the Company and Murray FO LLC (“Murray”), pursuant to which the Company has the option, but no obligation, to sell shares of the Company’s common stock from time to time, valued at up to $2,400,000 (the “Commitment”). Any shares offered and sold pursuant to the Sales Agreement will be issued under the Shelf.

Sales of common stock, if any, under the Sales Agreement may be made in sales deemed to be at-the-market equity offerings as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, or the Securities Act, at a discount of 10.0% to the volume weighted average sales price of the common stock on the date that Murray receives a capital call from the Company. Pursuant to the Sales Agreement, the Company agreed to deliver additional shares of common stock with value of 2% of the Commitment as a due diligence fee. The Company also agreed to deliver additional shares of common stock with value of 3% of the Commitment as a commitment fee.

The opinion of the Company’s counsel regarding the validity of the shares is also filed herewith as Exhibit 5.1. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the shares, nor shall there be an offer, solicitation or sale of the shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

5.1	Opinion of McDonald Carano LLP regarding the validity of the Shares.
23.1	Consent of McDonald Carano LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.
Date: April 26, 2019	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman, President and Chief Executive Officer

EXHIBIT INDEX

5.1	Opinion of McDonald Carano LLP.
23.1	Consent of McDonald Carano LLP (included in Exhibit 5.1).